OXFORD
              International                                         ix


              May 16, 1998

              Mr. Frank Meyer
              Cyntech of Chambers County, Inc.
              Managing General Partner
              Cyntech of Chambers, LLP
              4305 Derbyshire Trace,
              Conyers, Georgia 30094

              VIA FACSIMILE:. 770-760-7789

              Dear Mr. Meyer:

              Oxford  International,  Inc.,  on  behalf of its  shareholders  is
              pleased  to  be  given  the  mandate  to  fulfill  the   financing
              requirements of your Cyntech of Chambers County project.

              In this regard, we have provided below a "Transaction Outline" which describes how we propose to structure and provide construction financing as well as long term take out financing for the project.

                                                   TRANSACTION OUTLINE

              BORROWER:                           Cyntech of Chambers County, Inc.

              GUARANTOR:                          AIG & KTI Fish and Mannesman KTI Damag.

              LENDER:                             Corpfinance International Limited ("CFI")

              FINANCIAL AGENT:                    Corpfinance International Limited Inc.

              DESIGN ENGINEER:                    KTI Fish, Inc.


              TURNKEY GENFRAL
              CONTRACTOR:                         KTI Fish, Inc.

              CIVIL WORKS:                        KTI Fish, Inc.


                            Oxford Intemational, Inc.
       7979 Old Georgetown Road - Eighth Floor - Bethesda. Maryland 20814
            301-654-1980 - fax 303-654-8931- toll free 1-800-308-1898
        web pagw http: //www,oxfordint.com - e-mail oxford@crosslink.net

              Mr. Frank Meyer
              May 26, 1998
              Page 2

              CONSTRUCTION
              BOND:                              Yet to be determined by General Contractor.

              CONTRACT BOND:                     (AIG) American international Group

              GENERAL PARTNER:                   Cyntech of Chambers County, Inc.

              GOV'T GUARANTEE:                   (USRDB) U.S. Rural Development Bond, if available,

              MANAGER/OPERATOR:                  Baker Energy, Inc., Houston, TX

              Independent Consultants to Corpfinance and Oxford International:

              INTENDED AUDIT
              ENGINEER:                          Yet to be determined by Corpfinance,

              CONSULTI`NG
              ENGINEER:                          Yet to be determined by Corpfinance.

              INSURANCE
              CONSULTANT:                        Intech Risk Management Ltd.

              LEGAL COUNSEL,
              BORROWER:                          Kilpatrick & Stockton, LLC, Atlanta, GA

              LEGAL COUNSEL
              LENDER:                            Yet to be determined by Corpfinance.

              PURPOSE.                 To provide  construction  and development
                                       of  long  term  take  out   financing  as
                                       described below;

                                       a)       Construction Loan A Construction
                                                financing  of  an  amount  up to
                                                $43,000,000  for development and
                                                activities  for the  fulfillment
                                                of  existing  business  plan for
                                                Cyntech     Technologies     for
                                                hydrocarbon facilities.

                                       a)       To  provide a source of take out
                                                financing up to $43,000,000.

              Mr. Frank Meyer
              May 26, 1999
               Page 3

              AMOUNT: The amount of the facility both Construction and Term will be the lesser of the two amounts derived from the following calculations:

                                       i.       70% of Qualifying  Project Costs
                                                as per  Designer-  Build/Project
                                                Cost Schedule  ($43,000,000)  or
                                                75%  of   appraised   value   of
                                                property or any amount otherwise
                                                accepted    by   the    American
                                                International Group or otherwise
                                                guaranteed;

                                       ii       Based on the yield upon  Closing
                                                on the 10 year US Teasuries  for
                                                similar  period,  such  that the
                                                Project's  pro  forma  financial
                                                projections  will  demonstrate a
                                                minimum Debt Service Coverage as
                                                outlined in Affirmative Covenant
                                                No. 2.

              TERM: An approximate period of 10 years as follows:

                                       a)       Construction - The  Construction
                                                Period   shall   not   exceed  a
                                                maximum   of  24   months   from
                                                financial closing,

                                       b)       Term - The Term loan will have a
                                                term of 20 years.

              AMORTIZATION:            Construction -      Not applicable
                                       Term                Up to 25 years (est)

              INTEREST RATE:           1)       Construction Loan

                                                Construction Loan, Interest Rate
                                                will   be    calculated    three
                                                business   days  prior  to  each
                                                construction  draw and  fixed at
                                                the rate  determined  on the mid
                                                market yield on US Treasury Bond
                                                for  a  term   similar   to  the
                                                aggregate term of this financing
                                                plus   approximately   1.75-2.25
                                                plus insurance premium (1.0-1.5)
                                                basis  points   compounded   and
                                                payable monthly in arrears.

                                       2)       Term Loan

                                                A  fixed   rate   equal  to  the
                                                weighted    average    of    the
                                                Construction  Loan Interest Rate
                                                compounded  and payable  monthly
                                                in arrears.

  Mr. Frank Meyer
  May 26, 1998
  Page 4

              AVAILABILITY:            1)       Construction Loan

                                                Upon    compliance    with   all
                                                conditions  precedent  including
                                                receipt   of   the    Borrower's
                                                construction      budget     and
                                                operating  pro  forma  for  each
                                                year  of  the   term,   in  form
                                                satisfactory  to the  Lender and
                                                receipt  by  the  lender  of all
                                                Security,  the Construction Loan
                                                will   be   advanced    into   a
                                                Construction  Escrow  Account in
                                                accordance  with a fixed monthly
                                                funding   schedule   established
                                                prior to closing. Drawdown frorn
                                                the Construction  escrow account
                                                will be, made monthly,  based on
                                                a                 work-in-place,
                                                cost-to-complete         formula
                                                determined   from   construction
                                                budgets  provided and subject to
                                                applicable   lien   holdback  in
                                                accordance    with    the   laws
                                                governing the State construction
                                                industry  and  the  construction
                                                contract.

                                       2)       Term Loan

                                                Upon    satisfaction    of   all
                                                Conditions      Precedent     to
                                                conversion and  compliance  with
                                                all other conditions of the Loan
                                                Agreement,   including  and  not
                                                being  limited  to   substantial
                                                completion   as   defined,   all
                                                permits,  licenses and approvals
                                                for   operations   having   been
                                                received,            appropriate
                                                representations  and  warranties
                                                having  been   provided  and  no
                                                events   of    default    having
                                                occurred.

             ESCROW FUNDS              Funds in the Construction  Escrow Account
                                       and the Maintenance Reserve Account, as applicable, will be held in escrow and controlled by the Lender, and may be invested in term deposits by the Lender in short term securities issued by the Federal, State or Municipal Governments acceptable to the Lender. (All accrue to Project)

              REPAYMENT:               1.       Construction Loan

                                                No  later  than 24  months  from
                                                initial drawdown.  Interest only
                                                to   be    paid    during    the
                                                Construction Period.

  Mr, Frank Meyer
  May 26, 1998
  Page 5


                                       2.        Term Loan

                                       The Term Loan  shall be repaid by away of
                                       equal   blended   monthly   payments   of
                                       principal and interest based on full amortization over the Term at the Term Loan Interest Rate.

              PREPAYMENT:              During  both  Construction  and  Term  no
                                       prepayment is permitted except on a make whole basis.

              SECURITY:                Assignment   of  all  the  units  of  the
                                       Borrower.

                                       A debenture from Borrower in the amount of $43 million, providing a registered first fixed and floating charge on all assets of the project, including all relevant easements and assignment of all contracts.

                                       Assignment   of  a  financial   bond  for
                                       $43,000,000 issued by AIG in favor of the Lender,

                                       Assignment  of all  Turnkey  fixed  price
                                       Construction    Contracts   between   the
                                       General   Contractor  and  the  Borrower,
                                       including:
                                       i.       Assignment  of 100%  Performance
                                                and 50% Labor and Material Bonds
                                                issued in respect of the General
                                                Contractor       under       the
                                                Construction Contract naming the
                                                Lender    and    the     General
                                                Contractor   as  dual   obligees
                                                under such bonds or satisfactory
                                                corporate guarantees,
                                       ii       Assignment    of    all    major
                                                subcontracts      issued      by
                                                subcontractors  to  the  General
                                                Contractor:
                                       iii.     Assignment   of  any   and   all
                                                warranties  issued of  equipment
                                                and/or service supplies;
                                       iv       Assignment  of all  proceeds  of
                                                builders    risk    construction
                                                insurance     to    cover    the
                                                replacement    value    of   the
                                                facility     and      equipment,
                                                liability  insurance,   business
                                                interruption   insurance  for  a
                                                minimum  period  of  12  months,
                                                wrap-up   liability   insurance,
                                                delayed  income  insurance,  all
                                                naming both Lender, Borrower and
                                                General   Contractor   as  named
                                                insured,

                                       The guarantee and postponement of claim of Cyntech and AIG for a liability amount yet to be determined by the assignment of all

  Mr. Frank Meyer
  May 26, 1998
  Page 6

                                       units in Cvntech LLP related to any and all cost overruns of the Project.

                                       Assignment of all permits and  government
                                       regulatory    licenses   and    approvals
                                       including,   but  not   limited  to,  use
                                       authorization,   both  with  the  Federal
                                       Government and state, in their respective jurisdictions.

                                       Assignment    of    all     construction,
                                       equipment,   consulting  and  engineering
                                       contracts relating to the Project,

                                       Assignment of all material management and operating agreements,

                                       An   undertaking   by  the  Borrower  and
                                       Guarantors to provide sufficient funds to cover cost overruns if the result of Change Orders or if otherwise,

                                       Assignment of all Escrow Accounts.

                                       Assignment  of all shares in the  General
                                       Partnership (Cyntech.)


              CONDITIONS PRECEDENT:    Key Man Insurance on the lives
                                       of all principals,

                                       Prior  to   advancing   funds  under  the
                                       Construction  or  Term  portion  of  this
                                       facility  the  Borrower  and   Guarantors
                                       shall provide in form acceptable to the Lender the following:

                                       1.       Construction   Loan   (Financial
                                                Closing) Satisfactory  evidence,
                                                in  form  and  content,  of  the
                                                enforceability  of the  Security
                                                contemplated,  including but not
                                                being limited to the following:

                                       The Lender's Counsel's Legal opinion will address:

                                       a)       Financing  bond is  issued  in a
                                                form acceptable to the Lender
                                       b)       Water  Use  Agreement  from  the
                                                Federal Government,
                                       c)       The   fixed-price   construction
                                                contract:
                                       d)       All    insurance   and   bonding
                                                contracts:
                                       e)       All other material contracts:

  Mr. Frank Meyer
  May 26, 1998
  Page 7

                                       f)       Evidence  that  all  regulatory,
                                                municipal,          governmental
                                                approvals,  licenses and permits
                                                required  to start  construction
                                                and operate  the complex  within
                                                the Project  have been  received
                                                by the Borrower;
                                       g.)      The  key  contracts,   including
                                                necessary  amendments  and other
                                                support  agreements,  shall have
                                                been  executed  and  assigned to
                                                the Lender and arrangements made
                                                for   appropriate   filing   and
                                                recording       of      security
                                                documentation       in      each
                                                Jurisdiction where necessary.

                                       The   Borrower   shall   provide  to  the
                                       Lender's Legal Counsel for the purposes of the legal opinion to be provided to the Lender:

                                       a)       Certificate  to the effect  that
                                                there  are  not  threatening  or
                                                pending     regulatory     court
                                                proceedings or outstanding liens
                                                affecting or likely to adversely
                                                affect the  Borrower/Guarantors,
                                                that no Event of Default  exists
                                                and  that  all  representations,
                                                and  warranties  included in the
                                                Loan   documents   made  by  the
                                                Borrower are true and correct,

                                       b)       Copies   of   the    contracting
                                                documents  and  by-laws  of  the
                                                Borrower and the Guarantors.

                                       c)       Incumbency    certificates   and
                                                certified   resolutions  of  the
                                                Borrower,  the Guarantors as the
                                                case  may  be,  authorizing  the
                                                Credit Facility, shall have been
                                                executed  and  delivered  to the
                                                Lender.

                                       d)       Assignment    of   all   Company
                                                Interests in Cyntech in favor of
                                                the    Lender    assigned    and
                                                subordinated to the Lender,

                                       e)       Certificate  that  the  property
                                                and the  facility  is  free  and
                                                clear   of   all   encumbrances,
                                                except permitted encumbrances.

                                       f)       Certificate           conforming
                                                compliance with all covenants in
                                                all       documentation      and
                                                agreements,

                                       g)       Certificate  that all applicable
                                                project  contracts  are in  full
                                                force and effect.

  Mr. Frank Meyer
  May 26, 1998
  Page 8

                                       h)       Certificate   that  no  material
                                                adverse  change in  business  or
                                                financial    affairs    of   the
                                                Borrower/Guarantors         have
                                                occurred.

                                       i)       Certificate  of fact executed by
                                                a senior officer of the Borrower
                                                and    Guarantors     confirming
                                                certain    other    matters   as
                                                determined  by the  Borrower and
                                                the Lender's Legal Counsel

                                       j)       No  opinion  as to the  validity
                                                and   enforceability   of  other
                                                agreements     or     permitting
                                                sufficiency shall be provided.

                                       The Independent Engineer's Report will address:

                                       a.)      Evidence   of   receipt  of  all
                                                environmental  approvals for the
                                                project.

                                       b)       Phase  one  environmental   site
                                                assessment.

                                       c)       Project  can  be  built   within
                                                budget.

                                       The Independent Consultant

                                       a.)      An      initial      independent
                                                consulting report provided prior
                                                to Financial Closing, addressing
                                                all   aspects  of  the   project
                                                including  but not being limited
                                                to operations  and  performance,
                                                the  accuracy  of the cash  flow
                                                and debt service  ability of the
                                                Project,   as   contemplated  in
                                                Affirmative  Covenant No. 2, and
                                                the adequacy of the  maintenance
                                                program   and  the   maintenance
                                                reserve  in   relation  to  plan
                                                during the Term of the loan.

                                       b)       At    Conversion    Closing   an
                                                independent    consulting    and
                                                engineer's  report,   evidencing
                                                satisfactory       construction,
                                                completion and  commissioning of
                                                the   facility   including   the
                                                analysis    attesting   to   the
                                                commissioning and ability of the
                                                facility  to  provide  the  Debt
                                                Service   as   contemplated   in
                                                Affirmative Covenant No. 2.

   Mr, Frank Meyer
   May 26, 1998
   Page 9

                                       The  Independent  Insurance  Consultant's
                                       Report will address and confirm:

                                       a)       Evidence  that all insurance and
                                                bonds,   as   determined  to  be
                                                necessary  as  detailed  in  the
                                                Insurance    Consultant's    pre
                                                construction report, are in full
                                                force  and  effect  and  are not
                                                subject to cancellation  without
                                                prior  written  consent  of  the
                                                Lender and that the Borrower has
                                                hypothecated  and  assigned  the
                                                proceeds from such  insurance to
                                                the Lender.

                                       The Borrower will provide:

                                       a)       Evidence  that a financial  bond
                                                from   AIG   Insurance   Company
                                                acceptable to the Lender will be
                                                in  place,  such  bond  will pay
                                                outstanding      loan      plans
                                                make-whole  cost upon  financial
                                                default by the Borrower.

                                       b)       Financial Closing Date pro forma
                                                financial   statements   for   a
                                                period  equal to the term of the
                                                Credit Facility certified by the
                                                Borrower,    reviewed    by   an
                                                acceptable  to  the  Independent
                                                Consultant  demonstrating a Debt
                                                Service  Coverage as  stipulated
                                                within this document.

                                       c)       Project  cost budget  developed,
                                                received and approved.

                                       d)       A  current   valuation   of  the
                                                facility   to  be   in  a   form
                                                satisfactory   to  the   Lender,
                                                indicating   a   value   of  the
                                                facility  of not  less  than the
                                                aggregate     of    all    costs
                                                associated with  construction of
                                                the facility.

                                       e)       Loan advance schedule.

                                       f)       Review of Project Cost Budget by
                                                Audit Engineer to confirm that a
                                                maximum   of    $43,000,000   of
                                                qualifying  project  costs  have
                                                been   funded   by  way  of  the
                                                Construction Loan.

                                       g)       Detailed  opening  balance sheet
                                                of the Borrower  and  Guarantors
                                                in a  form  satisfactory  to the
                                                Lender   reflecting  the  equity
                                                investment in the Borrower.

  Mr. Frank Meyer
  May 26, 1998
  Page 10

                                       h)       Evidence  that the Borrower will
                                                maintain  working capital at all
                                                times   at   1.7    subject   to
                                                adjustment.

                                       i)       Evidence  that the Borrower will
                                                create  in  the  first  year  of
                                                operation a maintenance  fund of
                                                an  amount   to  be   determined
                                                during  due  diligence,   to  be
                                                acceptable  to  the   Consulting
                                                Engineer, and such fund is to be
                                                credited    an   equal    amount
                                                annually.

                                       j)       All  fees  and  expenses  of the
                                                Lender's      counsel,       the
                                                Independent    Engineer,     the
                                                Insurance            Consultant,
                                                Independent  Consultant,  others
                                                as   appropriate,    which   are
                                                outstanding   as  at   Financial
                                                Closing, shall have been paid or
                                                provided for.

                                       k)       Other  conditions  precedent  to
                                                Financial Closing, as determined
                                                to  be  appropriate  and  agreed
                                                between the  Borrower/Guarantors
                                                and the  Lender  shall have been
                                                met.

                                       2)       Term Loan

                                       On the basis of Conditions Precedent to the Construction Loan have been met as at the date of closing of the Construction Loan, the following Conditions Precedent will be required for conversion to the Term Loan,

                                       a)       Any   additional   security  and
                                                documentation contemplated to be
                                                provided    at   the   time   of
                                                Conversion.

                                       b)       Satisfactory  receipt  of  legal
                                                opinion from the Lender's  Legal
                                                Counsel, specifically in respect
                                                of:

                                                i.      Any permits, licenses or
                                                        approval  for  operation
                                                        which were not  received
                                                        and reviewed at the time
                                                        of    closing   of   the
                                                        Construction Loan,

                                                ii      Title to any property of
                                                        the      project      as
                                                        applicable which was not
                                                        reviewed  at the time of
                                                        closing      of      the
                                                        Construction loan,

  Mr. Frank Meyer
  May 26, 1998
  Page 11

                                                iii.    Assignment           and
                                                        registration    of   any
                                                        security  provided after
                                                        the time of  closing  of
                                                        the Construction Loan.

                                       c)       Receipt    of   a    certificate
                                                executed  by  the  Borrower  and
                                                Guarantors  certifying  that  no
                                                condition of default of the Loan
                                                Agreement  has  occurred  and is
                                                continuing    and    that    all
                                                representations  and  warranties
                                                made  in  respect  of  the  Loan
                                                agreement    remain   true   and
                                                correct.

                                       d)       Receipt  of a  certificate  form
                                                the Borrower/Guarantors that the
                                                project is free and clear of all
                                                liens,   except  for   permitted
                                                encumbrances.

                                       e)       Receipt  of  the   Commissioning
                                                Report     prepared    by    the
                                                Independent          Consultant,
                                                supported    by   the    General
                                                Contractor,  accompanied  by the
                                                certificate    of    substantial
                                                completion issued by Independent
                                                Engineer  and   addressing   the
                                                project's ability to service the
                                                loan.  If the  project is deemed
                                                unable  to  service   its  total
                                                amount  of the  term  loan,  the
                                                principal  amount  of  the  term
                                                loan may be  reduced,  such that
                                                the  project  can  service  such
                                                reduced   principal   amount  in
                                                accordance with the Debt Service
                                                Coverage set out in  Affirmative
                                                Covenant No. 2,

                                       f)       Evidence  that the  Borrower has
                                                entered  into an  Operating  and
                                                Maintenance  contract with Baker
                                                Energy, Inc. of Houston, Texas.

                                       9)       Evidence  that the  project  has
                                                met   the   Financial    Bonding
                                                Companies   (AIG)  criteria  and
                                                that the  Financial  Enhancement
                                                instrument  is in full force and
                                                effect.

                                       h)       Receipt of certificate  from the
                                                Borrower  that all project costs
                                                have  been paid  accompanied  by
                                                the Statutory  Declaration filed
                                                by the General Contractor at the
                                                time of  substantial  completion
                                                of the Project.

                                       i)       Evidence   that  the   insurance
                                                required for on-going  operation
                                                is in full force and effect.

   Mr. Frank Meyer
   May 26, 1998
   Page 12

                                       j)       Delivery of a  certificate  from
                                                the Borrower  that all contracts
                                                required    for   the   on-going
                                                operation  of the project are in
                                                full force and effect.

                                       k)       Delivery of any and all permits,
                                                licenses   and   approvals   for
                                                operation    which    were   not
                                                provided  and  reviewed  at  the
                                                time   of    closing    of   the
                                                Construction Loan,

             AFFIRMATIVE               For the term of the facility, the
             COVENANTS,-               Borrower/Guarantors agree, to provide the
                                       following  in  form   acceptable  to  the
                                       Lender:

                                        1.       a)       Debt Service Coverage
                                                          will be as follows-

                                                          Debt service  coverage
                                                          of the  project  is to
                                                          be   maintained  at  a
                                                          minimum  of  1.40:1 at
                                                          all times  during  the
                                                          term of the facility.

                                                b)        Debt Service  Coverage
                                                          will be  calculated as
                                                          follows:

                                                          Operating   Cash  flow
                                                          divided  by the sum of
                                                          the     payments    of
                                                          principal and interest
                                                          on the Term Loan.

                                                c)        Debt Service  Coverage
                                                          will be  calculated on
                                                          a  12   month   moving
                                                          average.

                                       2.       The  Operating  Budget  will  be
                                                reviewed   by  the   Independent
                                                Consultant   Engineer   to   the
                                                satisfaction of the Lender,

                                       3.       Maintain  the  subject  premises
                                                and  conduct  operations  in  an
                                                efficient    and    professional
                                                manner.

                                       4.       Maintain  an annual  Maintenance
                                                Reserve   by   contributing   an
                                                amount to be  determined  during
                                                due  diligence  each year as per
                                                financial   projections,    such
                                                reserve to be an amount reviewed
                                                and agreed to be  acceptable  by
                                                the Consulting Engineer.

                                       5.       An    undertakingang    by   the
                                                Borrower/Guarantors  to  provide
                                                additional  project equity equal
                                                to any shortfall in Construction
                                                Interest    reserve   shown   in
                                                Construction      Budget     and
                                                Financial Forecasts.

  Mr. Frank Meyer
  May 26, 1998
  Page 13

                                       6.       An     undertaking     by    the
                                                Borrower/Guarator to cover costs
                                                overruns  and the cost of change
                                                orders.

                                       7.       Maintain  Insurance  in a  form,
                                                and  substance  satisfactory  to
                                                the Lender.

                                       8.       Maintain   adequate   books  and
                                                records in accordance  with GAAP
                                                (specific book for the project).

                                       9.       Comply with  environmental  laws
                                                and regulations.

                                       10.      Give notice to the Lender of any
                                                litigation or claim dispute with
                                                Government  authority  or  Labor
                                                dispute   against  the  project,
                                                Borrower  and/or  Guarantor that
                                                would   adversely   affect   the
                                                project.

          NEGATIVE                     For the term of the facility the Borrower
          COVENANTS:                   /Guarantor   agree  to  provide  in  form
                                       acceptable   to   the   Lender,    acting
                                       reasonably,  the usual negative covenants
                                       for a  transaction  of this nature,  such
                                       covenants  will  confirm that without the
                                       consent     of    the     Lender,     the
                                       Borrower/Guarantor will not:

                                       1.       Dispose of the assets over which
                                                the  Lender   has  charge   (the
                                                Assets)

                                       2.       Grant any  charges on the Assets
                                                other than charges applicable to
                                                permitted encumbrances,

                                       3.       Pay  distributions  out of  cash
                                                flow of the  project  unless all
                                                requirements  of  this  facility
                                                have been met,

                                       4.       Amend  any  material   contracts
                                                relating to Assets

                                       5.       Allow a change in  ownership  of
                                                the  Company  and/or  change  in
                                                Guarantors,   except   with  the
                                                approval   of  the   Lender  for
                                                unreasonably withheld.

                                       6.       Permit a change in the nature of
                                                the   business  or  purpose  for
                                                which the Assets are used.

  Mr. Frank Meyer
  May 26, 1998
  Page 14


              REPORTING                For  the   term  of  the   Facility   the
              COVENANTS-               Borrower/Guarantors shall:

                                       1.       Provide  a   detailed   progress
                                                report  during  construction  at
                                                least quarterly.

                                       2.       Provide annual audited financial
                                                statement  of the  Borrower  and
                                                the     Guarantors     including
                                                operating   statistics   and   a
                                                financial  presentation  of  the
                                                project    together    with   an
                                                analysis   of   the    financial
                                                results of the project  compared
                                                to the annual budget and closing
                                                date pro forma,  within 120 days
                                                of year end.

                                       3.       Provide   half  yearly   interim
                                                financial   statements   of  the
                                                Borrower as well as  operational
                                                and financial statements for the
                                                Project within 60 days of period
                                                end.

                                       4.       Provide a quarterly  non-default
                                                during  the  course of the loan,
                                                calculated on a 12 month rolling
                                                average    executed    by    the
                                                Borrower.

                                       5.       An  annual  report  from a third
                                                party    consultant    on    the
                                                operation and maintenance of the
                                                facility.

                                       6.       One  month  prior  to each  year
                                                end,  provide  an annual  budget
                                                for the next fiscal year.

                                       7.       Provide any other information as
                                                may be reasonably requested from
                                                time to time.

                                       For disbursement of construction funds, the following must be provided:

                                       a)       Soft costs must be  supported by
                                                summary  with a report  from the
                                                Borrower and applicable invoices
                                                attached.    (Requirement    for
                                                invoices  may be  waived  at the
                                                Lender's discretion).

                                       b)       Report    from    the    General
                                                Contractor     showing     costs
                                                incurred  to date  and  costs to
                                                complete.

                                       c)       Cash   collateral   (balance  of
                                                loan)   must   exceed   cost  to
                                                complete,  accounts  payable and
                                                holdbacks.

  Mr. Frank Meyer
  May 26, 1998
  Page 15
                                       d)       Certificate     from     General
                                                Contractor in a form  acceptable
                                                to the Lender's  consultant that
                                                all   work   in   place   is  in
                                                accordance  with approved  plans
                                                and specifications,

                                       e.)      An    independent     consulting
                                                engineer's   report   monitoring
                                                construction  draws against plan
                                                during the construction period.

                                       f)       Report on percentage  completion
                                                versus projected completion.

                                       g)       Satisfactory title search.

                                       h)       Applicable  holdbacks  equal  to
                                                10% on  acceptable  construction
                                                practices will be withheld. Such
                                                holdbacks  may  be  released  if
                                                replaced  by  Letters  of Credit
                                                issued     by    a     financial
                                                institution  acceptable  to  the
                                                Lender.

                                       i)       Disbursement  will be subject to
                                                review of approved  certificates
                                                and/or   the   Project   by  the
                                                Lender's independent  consulting
                                                engineer.

                                       j)       With each draw the  Borrower and
                                                the  General   Contractor   will
                                                advise,   and  the   independent
                                                engineer's  report will confirm,
                                                that the  undraw  or  unutilized
                                                amount of the credit facility is
                                                adequate       to       complete
                                                construction as contemplated.

              EVENTS OF                 Usual events of default  and normal cure
              DEFAULT                   periods shall apply.

              REPRESENTATIONS
              & WARRANTIES             Usual  representations  and warranties as
                                       agreed   between  the  Borrower  and  the
                                       Lender shall apply.

              OTHER The Borrower/Guarantors and the Lender agree that fees and costs, including but not being limited to viewing of assets, bonding, legal fees. appraisal and survey costs, independent engineer, incurred in completing or attempting to complete this financing are for the account of the Borrower.

   Mr. Frank Meyer
   May 26, 1998
   Page 16


              FEES: Fees with respect to this transaction are as follows.

                                       A Commitment Fee and  Syndication Fee yet
                                       to be  determined  will be  earned at the
                                       date of  provision  by  Corpfinance,  and
                                       acceptance   by   the   Borrower,   of  a
                                       commitment in respect of the facility and is payable at the date of Closing. The fee is expected not to exceed 3%.

                                       Independent Consultant and Engineer's fee will be paid directly by the Borrower.

   The afore Transaction Outline is for discussion purposes only. It does not constitute an offer or commitment, nor does it contain any representation or warranty on the part of Corpfinance International Limited that it may eventually commit to provide funds. It serves as an engagement agreement prepared with the benefit data provided to date, on the understanding that the facility will be constructed subject to terms of a fixed price construction contract in a form acceptable to the Lender, subject to the herein contained funding terms.

   If the terms and conditions herein are acceptable to you, we ask that you sign and return the attached copy of this letter. Upon receipt, Corpfinance will proceed to provide you with a commitment substantially upon the terms contained herein. Our Commitment will set forth in greater detail the terms and conditions of the proposed financing.


   Yours truly,

   OXFORD INTERNATIONAL, INC.



   /s/ G Dutcher
   Gregory C. Dutcher
   President

   Accepted at Conyers, Georgia this 10th day of June 1998

   Acknowledged by __/s/___________________________
                   Cyntech of Chambers County, Inc.